Exhibit 10.1

EXECUTION

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of December 14, 2011 by and between Lam Research Corporation, a Delaware corporation (“Parent”), and the undersigned Shareholder (the “Shareholder”) of Novellus Systems, Inc., a California corporation (the “Company”).

WITNESSETH:

WHEREAS, Parent, BLMS Inc., a California corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement (the “Merger Consideration”).

WHEREAS, the Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of that number of shares of the outstanding capital stock of the Company, and is the holder of options to purchase such number of shares of capital stock of the Company and the holder of that number of restricted stock units and performance stock units of the Company, in each case, as set forth on the signature page of this Agreement.

WHEREAS, as a condition and inducement to the willingness of Parent and the Merger Sub to enter into the Merger Agreement, the Shareholder (in the Shareholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1. Certain Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a) “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Section 7 thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (iii) such date and time as the Merger Agreement shall have been validly amended to provide for a decrease in the Merger Consideration and (iv) such date and time as (x) the Company Board Recommendation or the Parent Board Recommendation shall have been withdrawn, modified, qualified or amended, in each case in accordance with the provisions of Section 5.3 or Section 5.4, as applicable, of the Merger Agreement, or (y) Parent or the Company, as the case may be, shall have recommended a Parent Acquisition Proposal or Company Acquisition Proposal, as applicable, with respect to such party, in each case in accordance with the provisions of Section 5.3 or Section 5.4, as applicable, of the Merger Agreement.

(b) “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

(c) “Shares” shall mean (i) all equity securities of the Company (including all Company Shares and shares of Company Preferred Stock, all Company Stock Options, all Company RSUs, all Company PSUs and all other rights to acquire Company Shares) owned by the Shareholder as of the date hereof, and (ii) all additional equity securities of the Company (including all Company Shares and shares of Company Preferred Stock, all Company Stock Options, all Company RSUs, all Company PSUs and all other rights to acquire Company Shares) of which the Shareholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(d) “Transfer” A Person shall be deemed to have effected a “Transfer” of a Share if such Person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers, tenders or disposes of such Share or any interest in such Share, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer, tender of or disposition of such Share or any interest therein.

2. Transfer of Shares.

(a) Transfer Restrictions. The Shareholder shall not Transfer (or cause or permit the Transfer of ) any of the Shares, or enter into any agreement relating thereto, except (i) by selling already-owned Shares either to pay the exercise price upon the exercise of a Company Stock Option or to satisfy the Shareholder’s tax withholding obligation upon the exercise of a Company Stock Option, in each case as permitted by any Company Stock Plan, (ii) transferring Shares to Affiliates, immediate family members, a trust established for the benefit of the Shareholder and/or for the benefit of one or more members of the Shareholder’s immediate family or charitable organizations or upon the death of the Shareholder, provided that, as a condition to such Transfer, the recipient agrees to be bound by this Agreement and delivers a Proxy (as defined below) in the form attached hereto as Exhibit A, (iii) any Transfers pursuant to a Rule 10b5-1 plan of the Shareholder that is in existence on the date hereof or (iv) with Parent’s prior written consent. Any Transfer, or purported Transfer, of Shares in breach or violation of this Agreement shall be void and of no force or effect.

(b) Transfer of Voting Rights. The Shareholder shall not deposit (or cause or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the Shareholder under this Agreement with respect to any of the Shares.

3. Agreement to Vote Shares.

(a) At every meeting of the shareholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of Company, the Shareholder (in the Shareholder’s capacity as such), to the extent not voted by the Person(s) appointed under the Proxy, shall, or shall cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Shareholder and entitled to vote or act by written consent:

(i) in favor of the adoption of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

(ii) in favor of any adjournment of such meeting, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes at the time of such meeting to approve the adoption of the Merger Agreement;

(iii) against approval of any proposal made in opposition to, in competition with, or would result in a breach of, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement; and

(iv) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of the Company Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of the Company Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of the Company Subsidiaries, (D) any material change in the capitalization of the Company or any of the Company Subsidiaries, or the corporate structure of the Company or any of the Company Subsidiaries, (E) any Company Acquisition Proposal, or (F) any other action that is intended, or would reasonably be expected to, materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

The Shareholder shall retain at all times the right to vote its Shares in its sole discretion and without any other limitation on those matters other than those set forth in clauses (i), (ii), (iii) and (iv) that are at any time or from time to time presented for consideration to the Company’s shareholders generally.

(b) In the event that a meeting of the shareholders of the Company is held, the Shareholder shall, or shall cause the holder of record of the Shares on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.

(c) The Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4. Agreement Not to Exercise Appraisal Rights. The Shareholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Chapter 13 of the CCC) to demand appraisal of any Shares that may arise in connection with the Merger. Notwithstanding the foregoing, nothing in this Section 4 shall constitute, or be deemed to constitute, a waiver or release by the Shareholder of any claim or cause of action against Parent or the Merger Sub to the extent arising out of a breach of this Agreement or the Merger Agreement by Parent.

5. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict Shareholder from acting in his capacity as a director or officer of the Company or fulfilling the obligations of such office, including by voting, in his capacity as a director of the Company, in the Shareholder’s sole discretion on any matter (it being understood that this Agreement shall apply to the Shareholder solely in the Shareholder’s capacity as a Shareholder of the Company), including with respect to Section 5.3 of the Merger Agreement. In this regard, the Shareholder shall not be deemed to make any agreement or understanding in this Agreement in the Shareholder’s capacity as a director or officer of the Company, including with respect to Section 5.3 of the Merger Agreement.

6. Irrevocable Proxy. Concurrently with the execution of this Agreement, the Shareholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

7. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to Parent as follows:

(a) Power; Binding Agreement. The Shareholder has full power and authority to execute and deliver this Agreement and the Proxy, to perform the Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent and the Merger Sub, constitutes a valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b) No Conflicts. None of the execution and delivery by the Shareholder of this Agreement, the performance by the Shareholder of his obligations hereunder or the consummation by the Shareholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which the Shareholder is a party or by which the Shareholder may be bound, including any voting agreement or voting trust, except for violations, breaches or defaults that would not in any material respect impair or adversely effect the ability of the Shareholder to perform its obligations under this Agreement, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule, or regulation applicable to the Shareholder.

(c) Ownership of Shares. The Shareholder (i) is the sole beneficial owner of the Company Shares set forth on the signature page of this Agreement, all of which are free and clear of any liens, adverse claims, charges, security interests, pledges or options, proxies, voting trusts or agreements, understandings or agreements, or any other rights or encumbrances whatsoever (“Encumbrances”), (ii) is the sole holder of the Company Stock Options that are exercisable for the number of Company Shares set forth on the signature page of this Agreement, all of which Company Stock Options and Company Shares issuable upon the exercise of such Company Stock Options are, or in the case of Company Shares received upon exercise of an option after the date hereof will be, free and clear of any Encumbrances, (iii) is the sole holder of the Company RSUs and Company PSUs that are set forth on the signature page of this Agreement, all of which Company RSUs, Company PSUs and Company Shares issuable upon the settlement of such Company RSUs and Company PSUs are, or in the case of Company Shares received upon settlement of a Company RSU or Company PSU after the date hereof will be, free and clear of any Encumbrances, and (iv) except as set forth on the signature page to this Agreement, does not own, beneficially or otherwise, any securities of the Company other than the Company Shares, Company Stock Options, and the Company Shares issuable upon the exercise of such Company Stock Options, Company RSUs and Company PSUs, and the Company Shares issuable upon the settlement of such Company RSUs and Company PSUs, set forth on the signature page of this Agreement.

(d) Voting Power. The Shareholder has or will have sole voting power with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(e) No Finder’s Fees. No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Shareholder in his or her capacity as such.

(f) Reliance by Parent. The Shareholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement.

8. Certain Restrictions. The Shareholder shall not, directly or indirectly, take any voluntary action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect in any material respect.

9. Disclosure. The Shareholder shall permit Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent reasonably determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Shareholder’s identity and ownership of Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement.

10. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to the Shareholder.

11. Further Assurances. Subject to the terms and conditions of this Agreement, upon request of Parent, the Shareholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Shareholder’s obligations under this Agreement.

12. Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Shareholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Shares of the Shareholder (and that this Agreement places limits on the voting and transfer of such Shares).

13. Termination. This Agreement and the Proxy, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date. Notwithstanding the foregoing, nothing set forth in this Section 13 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any intentional breach of this Agreement prior to such termination. This Section 13 and Sections 1, 5, and 14 (as applicable) shall survive any termination of this Agreement.

14. Miscellaneous.

(a) Validity. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto will negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible, in a mutually acceptable manner, in order that the actions set forth herein be consummated as originally contemplated to the fullest extent possible.

(b) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other.

(c) Amendments; Waiver. This Agreement may not be amended, except by an instrument in writing signed by each of the parties hereto. Any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any agreement of any other party or any condition to its own obligations contained herein. Any such extension or waiver will be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

(d) Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof or were otherwise breached. It is accordingly agreed by the parties hereto that the parties are entitled to immediate injunction or injunctions, without the necessity of proving the inadequacy of damages as a remedy and without the necessity of posting any bond or other security, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any U.S. federal court or any state court having jurisdiction, in addition to any other remedy to which the parties may be entitled at law or in equity.

(e) Notices. All notices, requests, claims, demands and other communications hereunder will be in writing and will be given and be deemed to have been duly given if delivered personally (notice deemed given upon receipt), by facsimile (notice deemed given upon confirmation of receipt), sent by a nationally recognized overnight courier service such as Federal Express (notice deemed given upon receipt of proof of delivery) or mailed by registered or certified mail, return receipt requested (notice deemed given upon receipt) to the respective parties at the following addresses (or at such other address for a party as will be specified in a notice given in accordance with this Section 14(e)):

If to Parent:

Lam Research Corporation

4650 Cushing Parkway

Fremont, California 94538

Facsimile: +1 510 572 2876

Attention: Sarah A. O’Dowd, Chief Legal Officer

E-mail:      Sarah.O’Dowd@lamresearch.com

with a copy to:

Jones Day 1755 Embarcadero Road

Palo Alto, California 94303

Facsimile: +1 650 739 3900

Attention: Daniel R. Mitz

      Christopher J. Hewitt

      Timothy G. Hoxie

E-mail:     drmitz@jonesday.com

      cjhewitt@jonesday.com

      tghoxie@jonesday.com

If to the Shareholder:

Richard Hill

c/o Novellus Systems, Inc.

4000 North First Street

San Jose, California 95134

Facsimile: (408) 432-5224

Attention:  Richard Hill

Email:        Richard.hill@novellus.com

with copies to:

Morrison & Foerster LLP

425 Market Street

San Francisco, California 94105

Facsimile: +1 415 268 7522

Attention: Robert S. Townsend

       Brandon C. Parris

E-mail:      RTownsend@mofo.com

       BParris@mofo.com

and to:

Manatt, Phelps & Phillips, LLP

1841 Page Mill Road, Suite 200

Palo Alto, California 94304

Facsimile: +1 650 213 0260

Attention: David W. Herbst

E-mail:     dherbst@manatt.com

(f) No Waiver. The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(g) No Third Party Beneficiaries. This Agreement will be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to, or will confer upon, any other person any right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

(h) Governing Law; Submission to Jurisdiction. The formation, construction, and performance of this Agreement, including the rights and duties of the parties hereunder, shall be construed, interpreted, governed, applied and enforced in accordance with the laws of the State of Delaware applicable to agreements entered into and performed entirely therein by residents thereof, without regard to any provisions relating to choice of laws among different jurisdictions. All actions and proceedings arising out of or relating to this Agreement will be heard and determined in the Delaware Court of Chancery. The parties hereto hereby (a) submit to the exclusive jurisdiction of the Delaware Court of Chancery for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

(i) Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(j) Entire Agreement. This Agreement and the Proxy constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

(k) Interpretation.

(i) Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii) The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(l) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(m) Counterparts. This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in PDF form, or by any other electronic means designed to preserve the original graphic and pictorial appearance of a document, will be deemed to have the same effect as physical delivery of the paper document bearing the original signatures.

(n) No Obligation to Exercise Options or Warrants. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate the Shareholder to exercise any Company Stock Option, warrant or other right to acquire any Company Shares.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

LAM RESEARCH CORPORATION		SHAREHOLDER

By:	/s/ Stephen G. Newberry	By:	/s/ Richard Hill
Name:	Stephen G. Newberry	Name:	Richard Hill
Title:	Chief Executive Officer

Shares beneficially owned as of

December 13, 2011:

157,692 Company Shares

1,223,910 Company Shares issuable upon exercise of outstanding options

75,765 Company Shares issuable upon settlement of restricted stock units

141,978 Company Shares issuable upon settlement of performance stock units

**** VOTING AGREEMENT ****

EXHIBIT A

IRREVOCABLE PROXY

The undersigned Shareholder (the “Shareholder”) of Novellus Systems, Inc., a California corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Lam Research Corporation, a Delaware corporation (“Parent”), acting through any of its Chief Executive Officer, Chief Financial Officer or General Counsel, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or equity securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below); provided, however, that such proxy and voting and related rights are expressly limited to the matters discussed in clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy, and provided further that in the event of a Transfer of Shares in public sales otherwise permitted under Section 2(a)(i) and (iii) of the Voting Agreement as defined below, this Irrevocable Proxy will cease to apply to the Shares so Transferred to the extent (but only to the extent) that the Shareholder no longer has the right to vote such Shares. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned Shareholder (the “Voting Agreement”), and is granted as a condition and inducement to the willingness of Parent, BLMS Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) to enter into that certain Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), among Parent, Merger Sub and the Company. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all outstanding shares of capital stock of the Company will be converted into the right to receive the consideration set forth in the Merger Agreement (the “Merger Consideration”).

As used herein, the term “Expiration Date” shall mean the earliest to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Section 7 thereof, (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, (iii) such date and time as the Merger Agreement shall have been validly amended to provide for a decrease in the Merger Consideration and (iv) such date and time as (x) the Company Board Recommendation or the Parent Board Recommendation shall have been withdrawn, modified, qualified or amended, in each case in accordance with the provisions of Section 5.3 or Section 5.4, as applicable, of the Merger Agreement, or (y) Parent or the Company, as the case may be, shall have recommended a Parent Acquisition Proposal or Company Acquisition Proposal, as applicable, with respect to such party, in each case in accordance with the provisions of Section 5.3 or Section 5.4, as applicable, of the Merger Agreement.

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The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of shareholders of the Company and in every written consent in lieu of such meeting:

(i) in favor of the adoption of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

(ii) in favor of any adjournment of such meeting, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes at the time of such meeting to approve the adoption of the Merger Agreement;

(iii) against approval of any proposal made in opposition to, in competition with, or would result in a breach of, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement; and

(iv) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of the Company Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of the Company Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of the Company Subsidiaries, (D) any material change in the capitalization of the Company or any of the Company Subsidiaries, or the corporate structure of the Company or any of the Company Subsidiaries, (E) any Company Acquisition Proposal with respect to the Company or (F) any other action that is intended, or would reasonably be expected to, materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter. The undersigned Shareholder may vote the Shares in its sole discretion on all other matters.

Any obligation of the undersigned hereunder shall be binding upon the successors and permitted assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

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Dated: December , 2011	SHAREHOLDER

By:

Name:

***** IRREVOCABLE PROXY ****

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